SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):
                         October 25, 1995
                 -------------------------------


                      STERLING CHEMICALS, INC.
                 -------------------------------
    (Exact name of registrant as specified in its charter)




       Delaware                  1-10059              76-0185186
------------------------   -----------------------   -----------------
(State of Incorporation)   (Commission File Number)  (IRS Employer
                                                    Identification No.)




                  1200 Smith Street, Suite 1900
                    Houston, Texas  77002-4312
                 --------------------------------
      (Address of principal executive offices)   (Zip Code)



Registrant's telephone number, including area code: (713) 650-3700
                                                  -----------------

Item 4.  Changes in Registrant's Certifying Accountant.

     On October 25, 1995, the Audit Committee of the Board of Directors of Sterling Chemicals, Inc. (the "Company") recommended and the Board of Directors of the Company approved the engagement of the firm of Arthur Andersen LLP as its independent auditors for the year ending September 30, 1996, to replace the firm of Coopers & Lybrand L.L.P. The termination by the Company of the engagement of Coopers & Lybrand L.L.P. will be effective upon the completion of the current audit for the year ended September 30, 1995, and the filing of the Company's Annual Report on Form 10-K for such year.

     During the two most recent fiscal years and the subsequent interim period through October 30, 1995, there were no disagreements with Coopers & Lybrand L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their report to the subject matter of the disagreement.

     During the two most recent fiscal years and the subsequent interim period through October 30, 1995, the Company has not been advised by Coopers & Lybrand L.L.P. of any of the reportable events listed in Item 304(a)(1)(v)(A) through (D) of Regulation S-K and during such period the Company has not consulted with Arthur Andersen LLP regarding any matter referenced under Item 304(a)(2) of Regulation S-K.

     The audit reports of Coopers & Lybrand L.L.P. on the consolidated financial statements of the Company as of and for the fiscal years ended September 30, 1993 and 1994, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except for explanatory paragraphs noting that the Company changed its method of accounting for postretirement benefits other than pensions effective October 1, 1991 and that the Company changed its method of accounting for income taxes effective October 1, 1993. As of October 30, 1995, Coopers & Lybrand L.L.P. was in the process of completing its audit of the consolidated financial statements of the Company for the fiscal year ended September 30, 1995 and accordingly the audit report for such period had not been issued. The Company does not anticipate that the report of Coopers & Lybrand L.L.P. on those financial statements will contain any adverse opinion, disclaimer, qualification or modification of the types described above.

     The  Company  has  requested that Coopers &  Lybrand  L.L.P.
furnish it with a letter, addressed to the Securities and Exchange Commission, stating whether it agrees with the statements made by the Company in response to this Item 4 and, if not, stating the respects in which it does not agree. A copy of Coopers & Lybrand L.L.P.'s letter is attached as Exhibit 16 to this Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

      16.  Letter from Coopers & Lybrand L.L.P. dated October 30, 1995.

                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  October 30, 1995     STERLING CHEMICALS, INC.



                            By:/s/ JIM P. WISE
                               _____________________________
                               Jim P. Wise
                               Vice President - Finance and
                               Chief Financial Officer

                          EXHIBIT INDEX
Exhibit
Number                   Description of Exhibit                Page
------          ------------------------------------------     -----
16               Letter from Coopers & Lybrand L.L.P. dated
                   October 30, 1995.                              5

                           EXHIBIT 16


October 30, 1995

Securities and Exchange Commission
450 5th Street, N.W.
Washington, DC  20549

Gentlemen:

We have read the statements made by Sterling Chemicals, Inc., (copy attached) which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report for the month of October, 1995. We agree with the statements concerning our Firm in such Form 8-K.


Very truly yours,


Coopers & Lybrand L.L.P.